Short-term borrowings	12 Months Ended
Dec. 31, 2019
Short-term borrowings
Short-term borrowings

16. Short-term borrowings

In 2018, RQN obtained a loan facility of credit line of RMB130 million with a fixed annual interest rate of 4.95%, issued by East West Bank (China) Limited and secured by short-term time deposits denominated in US$ of Jianpu HK. In 2019, RQN obtained another loan facility of credit line of RMB250 million with a fixed annual interest rate, issued by Xiamen International Bank and secured by cash and short-term time deposits denominated in US$ of Jianpu HK. These cash and short-term time deposits were accounted for as restricted cash and time deposits (see Note 6).

As of December 31, 2018 and 2019, the Group utilized part of the credit lines, and the balance of short-term borrowings was RMB130 million and RMB60 million, respectively. All of these borrowings were denominated in RMB and repayable within one year.